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                          Exhibit 99.2

November 6, 2007

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read PetMed Express, Inc.'s statements included under
Item 4.01 of its Form 8-K filed on November 6, 2007, and we agree with such statements concerning our firm.

/s/ GOLDSTEIN GOLUB KESSLER LLP
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                    Exhibit 99.2 Page 1 of 1


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